February 20, 1998



Alabama Synfuel #1, Ltd.
c/o Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

         Re:      Letter Amendment

Gentlemen:

         Reference is made to the Alabama Purchase Agreement, dated as of March 20, 1997, as amended by letter agreements dated June 27, 1997, July 7, 1997, August 28, 1997 and December 12, 1997 (the "Project Purchase Agreement"), by and among Alabama Synfuel #1, Ltd. and Covol Technologies, Inc., as sellers, and Birmingham Syn Fuel, LLC, as buyer.

         The parties to the Project Purchase Agreement hereby amend the Project Purchase Agreement as follows:

a.  deleting  the  language  "Three  Million  Four  Hundred   Thousand   Dollars
($4,800,000)" and replacing it with "Six Million Five Hundred Thousand Dollars ($6,500,000)" in Section 2.2.

b. adding to the end of Section 3.3 the language "provided, further, that Buyer shall enter into a Security Agreement with Alabama Power Company to replace that Security Agreement between Covol and Alabama Power Company dated as of January 28, 1998 ("Alabama Power Agreement") promptly after the Closing Date and execute and cause to be filed UCC Financing Statements and take any other actions necessary to ensure that Alabama Power Company maintains a first priority perfected security interest in the Collateral (as defined in the Alabama Power Agreement)."

c. deleting the language "February 27, 1998" in Section 5.3 (c) thereof and inserting "the Closing Date" in place thereof.

d. inserting the language "except for the City of Birmingham occupancy permit" at the end of Section 7.1 (f).

e. deleting Section 7.1 (h) in its entirety.

         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

f. amending and restating the title of Article VIII to read in its entirety "CLOSING; CONDITIONS SUBSEQUENT".

g. deleting the language "February 24, 1998" in Section 8.1 thereof and inserting "February 20, 1998" in place thereof.

h. inserting the language "except for the City of Birmingham occupancy permit" at the end of Section 8.2 (f).

i. After Section 8.2, inserting the following language:

         "8.3 Conditions Subsequent to Obligations of Buyer. At Buyer's sole discretion and direction, the parties to this Agreement shall be returned to their respective positions prior to the Closing Date if the following conditions are not fulfilled within the time specified:

                  [(a) Opinion of Counsel. Buyer shall receive from counsel to Sellers opinions of counsel to the Sellers, dated as of the Closing Date, in form and substance reasonably satisfactory to Buyer and its counsel within two weeks of the Closing Date.]

                  (b) Items under the Construction Contract. Sellers, at their sole cost and expense, shall perform the actions specified on Schedule 8.3 within 30 days of the Closing Date. Sellers shall also perform, at their sole cost and expense, any other actions necessary to bring the Alabama Project to Substantial Completion (as defined in the Construction Contract).

                  (c) Other Items. Sellers, at their sole cost and expense, shall perform the following actions within 30 days of the Closing Date:

                           (i)      with respect to the barge loadout: install a
tailpiece for the belt, repair the hopper over the tailpiece, repair the belt structure, replace the belting, and perform all work necessary to ensure that the barge facility complies with OSHA; and

                           (ii)     with  respect  to the  scales: relocate  the
scales and scalehouse to the roadway and perform the associated cut and fill work.

         In the event that the items specified in Section 8.3 are not completed within 30 days of the Closing Date, Sellers shall pay Buyer a delay payment in the amount of $*. If such items are not completed within 60 days of the Closing Date, and if at such time Buyer has not yet exercised its option to return the parties to their respective positions prior to the Closing Date, in addition to all other rights and remedies under the Purchase Agreement Documents, Sellers shall pay Buyer a delay payment in the amount of $*. Notwithstanding any provisions of this paragraph, each of the delay payments provided for in this paragraph shall not apply until 45 and 75 days of the Closing Date, respectively, to the installation of the nitric acid tank or the installation of the water tank and associated fire system.

         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

j. deleting the number "4,800,000" above the first paragraph of Exhibit A-1 thereto and inserting "6,500,000" in place thereof;

k. deleting the number "*" in the third paragraph of Exhibit A-1 thereto and inserting "*" in place thereof.

l.  deleting  the  language  "Four  Million  Eight  Hundred   Thousand   Dollars
($4,800,000)" in the first paragraph of Exhibit A-1 thereto and inserting "Six Million Five Hundred Thousand Dollars ($6,500,000)" in place thereof.

m. deleting the number "4,800,000" in the first paragraph of Exhibit A-2 thereto and inserting "6,500,000" in place thereof.

n. replacing Schedules 2.1 and 4.1(c) thereto and replacing them with the Schedules 2.1 and 4.1(c) attached hereto in place thereof.

         This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same letter agreement.

                                                     Very truly yours,

                                                     BIRMINGHAM SYN FUEL, LLC


                                                     By:      /s/ Reynold Roeder
                                                     Name:    Reynold Roeder
                                                     Title:   Vice President

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST SET
FORTH ABOVE:

ALABAMA SYNFUEL #1, LTD.


By:      /s/ Brent M. Cook
Name:    Brent M. Cook
Title:   President

COVOL TECHNOLOGIES, INC.

By:      /s/ Brent M. Cook
Name:    Brent M. Cook
Title:   President

         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

                                   EXHIBIT 8.3

Feed Hopper (C-1 Conveyor)
         Adjust Height of feed hopper to proper height for loader feeding. Install chute at the dumping point onto C-2 conveyor Install wiper on the C-1 feed belt.

C-2 Conveyor
         Install  belt on the  motor  and speed  reducer.  Complete  ends of the catwalk.
         Install dust collector.
         Install chute at the dumping point.
         Install wiper.
         Install pull cord.

C-3 Conveyor
         Install chute at discharge into Even Flow Feeder
         Install wiper
         Move all grease fittings on belt idlers to the catwalk side Complete catwalk
         Install magnet

Even Flow Feeder and Screw Conveyor
         Install handrails around top of bin
         Install handrails around base of screw conveyor on two sides. Install chute where screw conveyor discharges onto C-4 conveyor.

C-4 Conveyor
         Move impact idlers to where screw conveyor discharges onto C-4. Install chute at the discharge into int pug mixer.
         Install belt on motor and speed reducer.
         Install wiper.
         Move all grease  fittings on belt idlers to the catwalk  side.
         Install moisture sensor.
         Replace or repair hub on discharge roller.
         Wire metal detector.
         Complete scales.
         Complete handrails at the discharge.

         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

Pug Sealer and Extruder
         Install two additional locking handles on the lid.
         Relocate vacuum gauge so that it does not interfere with the locking handles.
         Install extra filter and plumbing on vacuum line so one filter can be serviced while equipment is operating.
         Install  backstop at floor level in front of  extruder.
         Install drive belts for extruder.
         Install 1 1/2" vacuum relief valve.

C-5 Conveyor
         Install proper number of bolts on bottom rollers and roller frame. Align bearing on drive roller.
         Install legs of correct size on drive end of conveyor  system.
         Bolt legs to the floor
         Install wiper
         Relocate grease fittings on idlers to offside of extruder.
         Install snub rollers on each end of the conveyor.

C-6 Conveyor
         Bolt down the top idlers.
         Install wiper.
         Repair belt to run as designed.

C-7 Conveyor
         Install proper number of bolts on bottom rollers and the roller frame. Relocate grease fittings on idlers offside from conduit.
         Install wiper.
         Relocate pull cord switches toward to tail roller so they can be reached form the floor.

Oscillitating Conveyor
         Weld positive stops on base.

Dryers and Controls
         Complete  grounding  wiring on  underside  of dryer.
         Complete topside piping, wiring, control valves, and regulators. Complete wiring on control panel.
         Install fines collection apparatus underneath the feed end of the dryer.

C-8A Conveyor
         Install grease fittings on three top idlers under dryer discharge. Install wiper.
         Install dust collection system.

         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

C-8 Conveyor
         Affix bottom idler to brackets.
         Install three bottom idlers at take up area.
         Install  bolts on top  idlers.  Tighten  nuts  where legs are bolted to concrete.
         Install wiper.
         Install pull cords and pull cord switches.
         Install belt cover.

C-9 Conveyor (Radial Stacker)
         Install top idler in front of skirts.
         Weld bottom stip in catwalk.
         Install pull cord switch.
         Tighten bolts on top idlers.
         Install wiper
         Install cover
         Install rut-resistant surface on area where tacker drive wheels roll.

C-10 Conveyor
         Complete installation on C-10 Conveyor.

MCC and Binder Plant Complete wiring.
         Install wiring to instruments.
         Install wiring on main PLC.
         Install wiring on transfer pump.
         Install and wire air conditioners.
         Install wiring on air compressor.
         Complete air system.

Nitric Acid Tank (Stainless)
         Deliver Nitric Acid Tank.

Holding Tank for Wash Down
         Repair or replace tank if it has a leak.

Water
         Install three inch water line from Highway 269 to the plant for process water.
         Install tank and associated fire water system.

Office and Bath Facilities
         Install bath facilities.

         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.